Ashland
Distribution - 10%
Ashland
Performance Materials
9%

ASHLAND

1 For the fiscal year ended Sept. 30, 2009. Includes pro forma results from the acquired operations of Hercules.
Ashland Consumer
Markets
34%
Ashland Hercules
Water Technologies
Ashland Hercules
Water Technologies
23%
23%
Ashland
Ashland
Aqualon Functional
Aqualon Functional
Ingredients
Ingredients
24%
24%
• 56 percent of EBITDA comes from specialty chemicals
• Nearly 25 percent from renewable materials
NYSE Ticker Symbol:	ASH
Total Employees:	~14,700
Outside North America	33%
Number of Countries in Which Ashland Has Sales:	More than 100
Adjusted EBITDA1: $854 million
Fiscal 2009
Corporate Profile
 Exhibit 99.1

Ashland Hercules
Water Technologies
Ashland Performance
Materials
13%

By geography

Asia Pacific 8%

ASHLAND

Ashland
Distribution
36%
Ashland
Distribution
36%
Ashland
Consumer
Markets
19%
By commercial unit
21%
21%
Ashland
Aqualon
Functional
Ingredients
Ashland
Aqualon
Functional
Ingredients
11%
11%
2 For the fiscal year ended Sept. 30, 2009. Includes intersegment sales and pro forma results from the acquired operations of Hercules.
North
America
68%
North
America
68%
Latin America/
Other - 4%
Europe
Europe
20%
20%
~32 percent of total sales come
 from outside North America
Adjusted Sales2: $8.4 billion
Fiscal 2009
Corporate Profile

Ashland Aqualon Functional Ingredients
A global leader in managing rheology of water-based systems

7%
7%
North
America
North
America
40%
40%
Asia
Pacific
Asia
Pacific
17%
17%
Europe
36%
Latin America/
Other - 7%
Coatings
Additives
28%
Coatings
Additives
28%
Energy &
Specialties
Solutions
23%
Regulated
Industries
29%
Regulated
Industries
29%
Sales
by Geography
Sales
by Market
For the Fiscal Year Ended Sept. 30, 2009
Adjusted Sales: $0.9 billion
Adjusted EBITDA: $203 million
Adjusted EBITDA Margin: 22.0%
Business Overview
Customers	• Diversified, global customer base
Products	• Broad product line based on renewable resources - Water-soluble polymers (cellulose ethers and guar derivatives)
Markets	• Water-based paints • Paper coatings • Construction • Oilfield (chemicals and drilling muds) • Regulated markets - Personal care - Food - Pharmaceuticals
Sales
by Product
CMC
16%
CMC
16%
HEC
29%
HEC
29%
MC
19%
MC
19%
Guar
9%
Guar
9%
Other
14%
Other
14%
Stumpwood
Derivatives
Construction
20%
Construction
20%
Klucel®
6%
6%

Ashland Hercules Water Technologies

A major global supplier of process and functional chemicals

Opportunistic
25%

North
America
North
America
46%
46%
Asia
Pacific
Asia
Pacific
12%
12%
Europe
35%
Latin America/
Other - 7%
Growth
43%
Growth
43%
Base
32%
Sales
by Geography
Sales
by Market
For the Fiscal Year Ended Sept. 30, 2009
Adjusted Sales: $1.8 billion
Adjusted EBITDA: $198 million
Adjusted EBITDA Margin: 11.0%
Sales
by Product
Process
28%
Process
28%
Utility
29%
Utility
29%
Functional
43%
Functional
43%
Business Overview
Customers/ Markets
• Growth
 - Commercial and        - Packaging
    institutional        - Pulp
 - Food and beverage  - Tissue/towel
 - Mining
• Base
 - Chemicals
 - General manufacturing
 - Printing and writing
• Opportunistic
 - Lubricants   - Marine*/Other
 - Municipal   * Divested 08/31/09

Products/ Services	• Process chemicals: microbial and contaminant control, pulping aids, retention aids and defoamers • Utility water treatments • Functional chemicals: sizing/wet strength

Pkg. &
Converting
20%
North
America
North
America
57%
57%
Europe
26%
Latin
America/
Other - 7%
Trans-
portation
Trans-
portation
17%
17%
Ind.
Constr.
32%
Business Overview
Customers
• Auto manufacturers; foundries; pipe
 and tank fabricators; packaging and
 converting; bathware, countertop
 and window lineal manufacturers;
 pipe relining contractors; boat
 builders; wide and narrow web
 printers

Products/ Services
• Composites and Adhesives
 - Unsaturated polyester resins
 - Vinyl ester resins
 - Gelcoats
 - Pressure-sensitive adhesives
 - Structural adhesives
 - Specialty resins
• Casting Solutions
 - Foundry binder resins
 - Chemicals
 - Sleeves and filters
 - Design services

Markets	• Construction, packaging and con- verting, transportation, and marine
Sales
by Geography
Sales
by Market
For the Fiscal Year Ended Sept. 30, 2009
Sales: $1.1 billion
Adjusted EBITDA: $76 million
Adjusted EBITDA Margin: 6.9%
Infrastructure
12%
Asia Pacific - 10%
Ashland Performance Materials
A global leader in specialty chemicals

Lubricants
84%
Filters - 2%
Valvoline
Int'l
20%
Valvoline
Int'l
20%
Do-It-
Yourself
38%
Business Overview
Customers	• Retail auto parts stores and mass merchandisers who sell to consumers; installers, such as car dealers and quick lubes; distributors
Products/ Services
• Valvoline® lubricants and
 automotive chemicals
• MaxLife® lubricants
 for high-mileage vehicles
• SynPower® synthetic motor oil
• Eagle One® and Car Brite®
 appearance products
• Zerex® antifreeze
• Valvoline Instant Oil Change®
 service

Market Channels	• Do-It-Yourself (DIY) • Do-It-For-Me (DIFM) • Valvoline International
Sales
by Product Line
Sales
by Market Channel
Do-It-
For-Me
40%
DIFM:
Installer channel
29%
Specialty/
Other - 2%
DIFM:
Valvoline Instant
Oil Change - 11%
Antifreeze - 5%
Appearance
products - 2%
Chemicals - 7%
For the Fiscal Year Ended Sept. 30, 2009
Sales: $1.7 billion
Adjusted EBITDA: $288 million
Adjusted EBITDA Margin: 17.5%
Ashland Consumer Markets: A leading worldwide
marketer of premium-branded automotive lubricants and chemicals

Chemicals
Chemicals
49%
49%
Plastics
39%
Environmental
Services/Other
- 3%
Construction
Construction
23%
23%
Other
16%
Business Overview
Customers	• Diversified customer base in North America and Europe
Products/ Services	• More than 28,000 packaged and bulk chemicals, solvents, plastics and additives • Comprehensive, hazardous and nonhazardous waste- management solutions in North America
Markets	• Construction • Transportation • Chemical manufacturing • Paint and coatings • Retail consumer • Personal care • Medical • Marine
Sales
by Product
Line
Sales
by Market
Trans-
portation
14%
Paint & Coatings - 11%
Medical - 6%
Marine - 3%
Com-
posites
9%
Chemical Mfg.
- 11%
Retail
Consumer - 8%
Personal
Care - 8%
For the Fiscal Year Ended Sept. 30, 2009
Sales: $3.0 billion
Adjusted EBITDA: $84 million
Adjusted EBITDA Margin: 2.8%
Ashland Distribution
A leading North American chemicals and plastics distributor

Regulation G: Adjusted EBITDA
The information presented herein regarding adjusted pro forma results does not conform to generally accepted accounting principles (GAAP) and should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the operating performance of the company and its segments. The non-
GAAP information provided may not be consistent with the methodologies used by other companies.
All non-GAAP information related to previous Ashland filings has been reconciled with reported
GAAP results. Certain prior period adjusted pro forma results could not be reconciled to previous
GAAP statements filed by Ashland since it relied upon pro forma information from Hercules
Incorporated ("Hercules").
The unaudited adjusted pro forma results are presented for informational purposes only and do not reflect future events that may occur or any operating efficiencies or inefficiencies that may result from the acquisition of Hercules. Certain significant and identifiable cost allocation, reporting and accounting policy differences have been reflected in these adjusted pro forma results. However, these adjusted pro forma results do not purport to identify all these differences. Therefore, the unaudited adjusted pro forma results are not necessarily indicative of results that would have been achieved had the businesses been combined during the period presented or the results that Ashland will experience in the future. In addition, the preparation of financial statements in conformity with
GAAP requires management to make certain estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of sales and expenses during the reporting period. These estimates and assumptions can be significantly different depending on changes to conform to Ashland policy.

Ashland Inc. and Consolidated Subsidiaries
Reconciliation of Fiscal Year 2009 Non-GAAP Data
($ millions, except percentages)

Ashland Aqualon Functional Ingredients	Ashland FY 2009 GAAP Results	Pre-Acquisition Period: Hercules Oct. 1 - Nov. 13, 2008	Key Items	Adjusted
Sales	812	112		924
Cost of sales	595	77	(30)	642
Selling, general and administrative expenses (includes R&D)	181	20	(15)	186
Equity and other income	-	-	-	-
Operating income	36	15	45	96
Operating income as a percent of sales	4.4%	13.4%		10.4%
Gross profit as a percent of sales	26.7%	31.3%		30.5%
D&A	106	6	(5)	107
EBITDA	142	21	40	203
EBITDA as a percent of sales	17.5%	18.8%		22.0%

Ashland Hercules Water Technologies	Ashland FY 2009 GAAP Results	Pre-Acquisition Period: Hercules Oct. 1 - Nov. 13, 2008	Key Items	Adjusted
Sales	1,652	155		1,807
Cost of sales	1,092	116	(7)	1,201
Selling, general and administrative expenses (includes R&D)	484	34	(9)	509
Equity and other income	2	-	-	2
Operating income	78	5	16	99
Operating income as a percent of sales	4.7%	3.2%		5.5%
Gross profit as a percent of sales	33.9%	25.2%		33.5%
D&A	99	5	(5)	99
EBITDA	177	10	11	198
EBITDA as a percent of sales	10.7%	6.5%		11.0%

(continued next page)

Ashland Inc. and Consolidated Subsidiaries
Reconciliation of Fiscal Year 2009 Non-GAAP Data (cont. from prior page)
($ millions, except percentages)

Ashland Performance Materials	Ashland FY 2009 GAAP Results	Pre-Acquisition Period: Hercules Oct. 1 - Nov. 13, 2008	Key Items	Adjusted
Sales	1,106			1,106
Cost of sales	918		(17)	901
Selling, general and administrative expenses (includes R&D)	199		(6)	193
Equity and other income	12		3	15
Operating income	1		26	27
Operating income as a percent of sales	0.1%			2.4%
Gross profit as a percent of sales	17.0%			18.5%
D&A	63		(14)	49
EBITDA	64		12	76
EBITDA as a percent of sales	5.8%			6.9%

Ashland Consumer Markets	Ashland FY 2009 GAAP Results	Pre-Acquisition Period: Hercules Oct. 1 - Nov. 13, 2008	Key Items	Adjusted
Sales	1,650			1,650
Cost of sales	1,122		-	1,122
Selling, general and administrative expenses (includes R&D)	292		-	292
Equity and other income	16		-	16
Operating income	252		-	252
Operating income as a percent of sales	15.3%			15.3%
Gross profit as a percent of sales	32.0%			32.0%
D&A	36		-	36
EBITDA	288		-	288
EBITDA as a percent of sales	17.5%			17.5%

(continued next page)

Ashland Inc. and Consolidated Subsidiaries
Reconciliation of Fiscal Year 2009 Non-GAAP Data (cont. from prior page)
($ millions, except percentages)

Ashland Distribution	Ashland FY 2009 GAAP Results	Pre-Acquisition Period: Hercules Oct. 1 - Nov. 13, 2008	Key Items	Adjusted
Sales	3,020			3,020
Cost of sales	2,719		-	2,719
Selling, general and administrative expenses (includes R&D)	253		(4)	249
Equity and other income	4		-	4
Operating income	52		4	56
Operating income as a percent of sales	1.7%			1.9%
Gross profit as a percent of sales	10.0%			10.0%
D&A	28		-	28
EBITDA	80		4	84
EBITDA as a percent of sales	2.6%			2.8%

Intersegment Sales/Unallocated and Other	Ashland FY 2009 GAAP Results	Pre-Acquisition Period: Hercules Oct. 1 - Nov. 13, 2008	Key Items	Adjusted
Sales	(134)			(134)
Cost of sales	(129)		(2)	(131)
Selling, general and administrative expenses (includes R&D)	28		(25)	3
Equity and other income	4	4	-	8
Operating income	(29)	4	27	2
D&A	7		(4)	3
EBITDA	(22)	4	23	5
Ashland Consolidated	Ashland FY 2009 GAAP Results	Pre-Acquisition Period: Hercules Oct. 1 - Nov. 13, 2008	Key Items	Adjusted
Sales	8,106	267	-	8,373
Cost of sales	6,317	193	(56)	6,454
Selling, general and administrative expenses (includes R&D)	1,437	54	(59)	1,432
Equity and other income	38	4	3	45
Operating income	390	24	118	532
Operating income as a percent of sales	4.8%	9.0%		6.4%
Gross profit as a percent of sales	22.1%	27.7%		22.9%
D&A	339	11	(28)	322
EBITDA	729	35	90	854
EBITDA as a percent of sales	9.0%	13.1%		10.2%